SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Money Market Obligations Trust

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Proxy Statement–Please Vote Today!
Federated Alabama Municipal Cash Trust
A Portfolio of Money Market Obligations Trust
Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the Proxy Statement in its entirety; the explanation will help you decide on the vote.
Thank you in advance for your vote and your continued support of the Federated Funds.
Federated Alabama Municipal Cash Trust (the “Fund”) will hold a special meeting of shareholders on September 10, 2013. Please refer to the enclosed Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to obtain shareholders' votes for certain types of events, like the one described here and in the accompanying Proxy Statement. As a shareholder, you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to liquidate Federated Alabama Municipal Cash Trust (the “Liquidation”).
Why has the Board of Trustees recommended that I vote in favor of the proposal?
•	The Board of Trustees (the “Board”) recommends you vote in favor of the proposal because the Board, based on the recommendation of the Fund's investment adviser and distributor, determined that the Fund is no longer economically viable given its asset size, annual maintenance costs, and low prospects for future growth. The Board has determined that the Liquidation is in the best interests of the Fund and its shareholders.
•	The expense ratio of the Fund would increase without the subsidies provided by Federated Investment Management Company (the Funds' investment adviser) and its affiliates.
Please see the section entitled “Background of and Reasons for the Proposed Liquidation” in the Proxy Statement for more information.
When will the Liquidation occur?
Assuming shareholder approval is obtained, the “Liquidation Date” is currently expected to occur after the close of business on or about September 20, 2013.
How will the Liquidation affect my investment?
•	Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed.
•	There may be tax consequences to shareholders to the extent that the Fund distributes realized capital gains, if any, prior to the Liquidation, or that shareholders realize a gain or loss for tax purposes on the redemption of their Fund shares on the Liquidation Date. Shareholders should consult their tax advisers to determine the federal, state, and other income tax consequences with respect to their particular tax circumstances of receiving any capital gain or liquidation distribution.

Can I continue to make purchases into Federated Alabama Municipal Cash Trust?
The Fund closed to new accounts (other than new sweep account investors) on May 21, 2013, and the Fund closed to new sweep account investors on July 1, 2013. Beginning on July 1, 2013, no person was able to open a new account with the Fund. However, existing shareholders could make purchases into the Fund through July 17, 2013. Effective as of July 18, 2013, the Fund closed to new investments (except for reinvestment of dividends and automatic investment plan programs).
What should I do in connection with the Liquidation?
Please vote your shares today. If the Liquidation is approved, your shares will automatically be redeemed at the close of business on or about September 20, 2013.
•	You may redeem your shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus any time prior to the Liquidation Date.
•	You may also exchange your shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and any Class R Shares, if you meet the eligibility criteria and investment minimum for the fund for which you are exchanging and otherwise comply with the requirements of the Fund's Prospectus applicable to exchanges.
How do I vote?
There are several ways in which you can cast your vote:
•	Mail – Complete and return the ballot in the enclosed postage paid envelope;
•	Telephone – Use the toll-free telephone number on the ballot;
•	Online – Use the web address on the ballot; or
•	In Person at the September 10, 2013 meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED ALABAMA MUNICIPAL CASH TRUST
a Portfolio of Money Market Obligations Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 10, 2013
A special meeting of the shareholders of Federated Alabama Municipal Cash Trust (the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on September 10, 2013, for the following purposes:
(1)	To approve or disapprove a Plan of Liquidation for the Fund pursuant to which the Fund would be liquidated and dissolved, and its assets distributed pro rata to the shareholders of the Fund, in complete liquidation and termination of the Fund.
The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting.
The Board of Trustees has fixed the close of business on July 19, 2013, as the record date for determination of shareholders entitled to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to vote.
By Order of the Board of Trustees
John W. McGonigle
Secretary
July 9, 2013
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FEDERATED ALABAMA MUNICIPAL CASH TRUST
a Portfolio of Money Market Obligations Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Trustees (“Board”) of Money Market Obligations Trust (the “Trust”), on behalf of its portfolio Federated Alabama Municipal Cash Trust (the “Fund”). The proxy will be voted at the special meeting of shareholders of the Fund to be held on September 10, 2013. The meeting will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).
The primary purpose of the Special Meeting is to consider and vote on a proposal to approve the Plan of Liquidation for the Fund (the “Plan of Liquidation”), a form of which is attached hereto as Annex A, which provides for the liquidation and dissolution of the Fund (the “Liquidation”), including the sale of the Fund's investments and distribution of net proceeds to its shareholders. The Board, including those trustees who are not interested persons of the Trust, unanimously recommends that you vote “FOR” the proposal to approve the Plan of Liquidation.
The Fund has been determined to be no longer economically viable given its asset size, annual maintenance costs, and low prospects for future growth. At a meeting on May 17, 2013, the Board approved a proposal to liquidate the Fund pursuant to the Plan of Liquidation. The Liquidation is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.
The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by mail, e-mail or via the Internet, of this Proxy Statement and the accompanying proxy card. In addition to the solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Trust. In addition, Federated Shareholder Services Company, an affiliate of the Adviser, has entered into a contract with AST Fund Solutions, 1200 Wall Street West, Lyndhurst, NJ 07071 (“AST”), pursuant to which AST will provide certain project management, tabulation, telephone solicitation, and internet and telephonic voting services in addition to mailing the proxy statement. The amount paid to AST is $5,057 and the aggregate fees paid to AST (mailing, solicitation), Broadridge (mailing) and RR Donnelley (printing) in connection with the proxy process is estimated to be $13,000. Any telephone solicitations will follow required procedures designed to ensure accuracy and to prevent fraud, including identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. Based on the Fund's current fee waivers it is anticipated that the Adviser and its affiliates will ultimately bear the proxy costs.
This proxy and the enclosed proxy card are expected to be mailed on or about August 5, 2013, to shareholders of record at the close of business on July 19, 2013 (the “Record Date”). The Board encourages you to read this Proxy Statement carefully and promptly vote your shares. If you have questions about this Proxy Statement, or if you would like additional information regarding the Plan of Liquidation, please contact the Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or call the Trust at 1-800-341-7400.
The Fund's most recent Prospectus and Statement of Additional Information, each dated February 28, 2013, the annual report, which includes audited financial statements for the fiscal year ended October 31, 2012, and the semi-annual report, which includes unaudited financial statements for the period ended April 30, 2013, were previously mailed to shareholders. If you have not received the reports, or would like to receive additional copies, free of charge, please write the Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or call the Trust at 1-800-341-7400 or visit the Fund's website at the address above. The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Fund, also can be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates by contacting the SEC by email at publicinfor@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 10, 2013: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement (including the Plan of Liquidation attached hereto as Annex A). This summary is qualified in its entirety by reference to information contained elsewhere in this Proxy Statement and the Plan of Liquidation or incorporated by reference into this Proxy Statement.

Purpose of the Special Meeting	The primary purpose of the Special Meeting is to consider and vote on the Plan of Liquidation, a form of which is attached hereto as Annex A, which provides for the liquidation and dissolution of the Fund (the “Liquidation”), including the sale of the Fund's investments and a distribution of net proceeds to its shareholders.
Consequences of the Liquidation	Pursuant to the Plan of Liquidation, the Fund will sell all of the investments held by the Fund, will discharge all of the Fund's liabilities, and will distribute the net proceeds to the shareholders of the Fund on the date the Liquidation is completed. The Fund's operations will then be discontinued. The Fund will continue to redeem its shares in the ordinary course pending completion of the Liquidation, therefore shareholders who wish to redeem out of the Fund in advance of the Liquidation will be free to do so.
When the Fund will be Liquidated	If the Plan of Liquidation is approved at the Special Meeting, we expect the Fund to commence making liquidating distributions to Fund shareholders on or around the close of business on September 20, 2013, or such other date as determined by the Board, assuming that all conditions to the consummation of the Plan of Liquidation have been satisfied.
Federal Tax Consequences to Shareholders	Shareholders may realize taxable gain or loss on their receipt of liquidation proceeds if the tax basis in their shares differs from the net asset value of their shares on the liquidation date. Each shareholder in the Fund should consult with their tax advisor regarding whether the Liquidation of the Fund will be a tax recognition event for the shareholder and regarding any other tax consequences of the Liquidation.
Required Vote	The Plan of Liquidation must be approved by a “Majority Shareholder Vote” of the Fund as that term is defined under the Investment Company Act of 1940 (“1940 Act”). Under the relevant language of Section 2(a)(42) of the 1940 Act, a “Majority Shareholder Vote” means the vote: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities, whichever is less.
How to Vote	Shareholders may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting. Shareholders can obtain directions to the meeting by calling the Trust at 1-800-341-7400.
PROPOSAL TO APPROVE THE PLAN OF LIQUIDATION
Introduction
Federated Alabama Municipal Cash Trust (the “Fund”) is a portfolio of Money Market Obligations Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Fund is a money market mutual fund seeking to provide current income exempt from federal regular income tax and the income tax imposed by the State of Alabama consistent with stability of principal and liquidity by investing in a portfolio of short-term, high-quality Alabama tax-exempt securities. Shareholders of the Fund will be asked at the Special Meeting to approve the Plan of Liquidation and the Liquidation it describes, as discussed in more detail in this Proxy Statement. If the Plan of Liquidation is approved at the Special Meeting, it is anticipated that the Trust will commence making liquidating distributions to Fund shareholders on or around the close of business on September 20, 2013, or such other date as determined by the Board, assuming that all conditions to the consummation of the Plan of Liquidation have been satisfied.
The Plan of Liquidation
On May 17, 2013, the Board approved the Plan of Liquidation for the Fund and its submission for approval by the Fund's shareholders. Under the Plan of Liquidation, the Fund will be liquidated and terminated in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Pursuant to the Plan of Liquidation, the Fund will convert all of the assets of the Fund to cash or cash equivalents. The Trustees will then apply the Fund's assets to all outstanding obligations, taxes and other liabilities, accrued or contingent. The Trustees will then distribute the remaining assets ratably among the Fund's shareholders. If the Plan of Liquidation is approved by shareholders at the Special Meeting, scheduled to be held on September 10, 2013, it is anticipated that the Fund will commence making liquidating distributions on or about the close of business on September 20, 2013, or such other date as the Board may determine (the “Liquidation Date”).
The Plan of Liquidation also provides that, after the Liquidation Date, the Fund will cease its operations as an investment company and will not engage in any business activities except for the purpose of winding up its affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of the Plan of Liquidation after the payment to (or reservation of assets for payment to) all creditors of the Fund. As soon as is reasonable and practicable after the effective date of the Plan of Liquidation, any remaining portfolio securities of the Fund will be converted to cash or cash equivalents and, if any illiquid securities remain after the Fund's use of commercially reasonable efforts to dispose of them, the Fund's officers will dispose of such securities in a manner which permits the Fund to cease operations and wind up its affairs. The Plan of Liquidation also provides that the proportionate interests of shareholders in the assets of the Fund, and their rights to receive redemption payments and subsequent distributions, will be fixed on the basis of the Fund's shareholdings at the close of business on the Liquidation Date. On the Liquidation Date, the books of the Fund will be closed and not reopened unless the Plan of Liquidation for the Fund cannot be carried into effect under Massachusetts law or otherwise. The Fund also will determine and pay, or set aside cash to pay, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution, which will occur as soon as practicable after the effective date of the Plan of Liquidation (and, in any event, not any earlier than the day after the date of distribution of the Fund's final capital gain and/or income dividend for the current taxable year, if any). The Fund's liquidating distribution will be made pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date, and will be made in complete cancellation and redemption of all of the outstanding shares of the Fund, less an estimated amount necessary to discharge: (a) any unpaid liabilities and obligations of the Fund remaining on the Fund's books; and (b) liabilities as the Board reasonably deems to exist against the assets of the Fund. The Board, or any authorized officer of the Trust, is authorized to set a record date for, and to cause the Fund to make, the payment of a dividend of any undistributed gains and/or income of the Fund, whether as part of the liquidating distribution or otherwise.
The Plan of Liquidation also provides that, following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution also will be disbursed to the shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board or, subject to the direction of the Board, the officers of the Trust deem appropriate. As the Fund will be closed to new investments prior to the Liquidation Date and is currently invested in variable rate demand notes, cash and cash equivalents, the Fund does not anticipate receiving any non de minimis amounts.
The Fund's investment adviser, Federated Investment Management Company (the “Adviser”), located at Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3977, will seek to liquidate the Fund in a manner that minimizes any burdens (i.e., illiquid securities and transaction costs) to shareholders remaining as of the Liquidation Date. The costs associated with the Liquidation are expected to be an expense of the Fund. As the Fund is currently invested in variable rate demand notes, cash and cash equivalents, there are no anticipated disposition costs associated with the sale of the Fund's portfolio securities. The Fund will be invested in all cash at the latest on or about September 10, 2013.
The Fund intends to make liquidating distributions in cash. Distributions to Fund shareholders will be made pro rata to the extent practicable and consistent with applicable law.
The liquidating distribution or distributions will be made on or after the Liquidation Date and, in any event, not any earlier than the day after the date of distribution of the Funds final capital gain and/or income dividend for the current taxable year, if any. Such distribution or distributions will be in an amount equal to the aggregate net asset value of a shareholder's shares in the Fund determined as of the Liquidation Date in accordance with the Fund's valuation policies.
In the event that the Fund is unable to make liquidating distributions to any shareholders because of the inability to locate such shareholders, subject to applicable abandoned property laws, such liquidating distributions may be held in an account with the Fund's transfer agent payable to the benefit of such shareholders that cannot be located. The expenses of such account associated with holding such liquidating distributions shall be treated as a Fund expense. The Fund does not anticipate being unable to locate shareholders.

After the Board approved the Plan of Liquidation on May 17, 2013, the Fund was closed to new accounts (other than new sweep account investors) effective as of May 21, 2013. On July 1, 2013, the Fund also was closed to new sweep account investors. Beginning on July 1, 2013, no person was able to open a new account with the Fund. Effective as of July 18, 2013, the Fund closed to new investments (except for reinvestment of dividends and automatic investment plan programs). Beginning on that date, no shareholder will be able to add new money into their account or make any additional investment in the Fund (except for reinvestment of dividends and automatic investment plan programs). Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their Shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. As disclosed in the Fund's Prospectus, although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities. Shareholders may also exchange their Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and any Class R shares, if the shareholder meets the eligibility criteria and investment minimum for the fund for which the shareholder is exchanging and otherwise complies with the requirements of the Fund's Prospectus applicable to exchanges. It is likely that shareholders of the Fund will redeem or exchange their Shares of the Fund prior to the Record Date and/or Liquidation Date.
Given the above, the Adviser has begun positioning the portfolio of the Fund for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be entirely positioned in cash or cash equivalents at some time prior to the Liquidation Date and it is expected that it will hold all cash on or about September 10, 2013. The Adviser also anticipates that, in the short term, it, and its affiliates, will continue to waive and/or reimburse certain Fund fees and expenses to maintain the Fund's yield at a level similar to the yield of the Fund over recent periods.
Background of and Reasons for the Proposed Liquidation
The Adviser recommended the liquidation and dissolution of the Fund to the Board of the Trust, and the Board of the Trust approved the Plan of Liquidation for the Fund at its meeting on May 17, 2013, as being in the best interests of the Fund and its shareholders, and is recommending that the shareholders of the Fund approve the Plan of Liquidation for the Fund at the Special Meeting, for the following reasons.
The Adviser determined that the Fund is no longer economically viable given its asset size, annual maintenance costs, and low prospects for future growth. The net assets of the Fund have declined from $305 million in December 2007 to $25 million as of May 31, 2013 (a 92% decline). The Adviser and its affiliates have been subsidizing the operations of the Fund for the past 10 years. As of May 31, 2013, waivers of Fund expenses by the Adviser and its affiliates equaled 75 basis points for the Fund. The Adviser and the Fund's distributor, Federated Securities Corp. (“Distributor”), also do not believe that the Fund has high prospects for future growth. The Adviser, and its affiliates, are not obligated to continue to subsidize the Fund and the expense ratios of the Fund would increase without the subsidies provided by the Adviser and its affiliates. Unlike a national fund, the Fund is a state-specific money market fund with investment objectives and policies that require investment in state-specific tax-exempt securities. Given that the Fund is a state-specific fund, there is no single preferred acquiring fund in which the Fund could reorganize. Moreover, the Adviser and the Distributor believe that intermediaries likely would not retain the assets in the acquiring fund, and may redeem significant assets from the Fund prior to a reorganization, which could create questions regarding the ability of the Fund to satisfy the requirements for a tax-free reorganization under the Internal Revenue Code of 1986, as amended. A liquidation allows intermediaries and shareholders the flexibility to reinvest assets as they deem appropriate.
Based on the foregoing reasons, at its meeting held on May 17, 2013, the Board concluded that the proposed Liquidation is in the best interests of the Fund and its shareholders. Since the Board's May 17, 2013 meeting, the Fund subsequently has been advised by at least one financial intermediary whose customers' owned as of May 31, 2013, approximately 70% of the Fund's shares that its customers' assets are expected to be redeemed from the Fund prior to the Record Date, thereby further reducing the net assets of the Fund.
Federal Tax and Other Aspects of the Liquidation
Pursuant to the Plan of Liquidation and as discussed above, the Fund will sell its assets, satisfy its liabilities and distribute the proceeds to the shareholders of the Fund. The Trust anticipates that the Fund will retain its qualifications as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will not be taxed on any of its income realized from this sale of assets.

Any shareholders who continue to hold their shares through the Liquidation Date will receive a liquidating distribution, which is intended to be made in cash, in an amount equal to the aggregate net asset value of such shareholder's shares in the Fund determined as of the Liquidation Date in accordance with the Fund's valuation policies as disclosed in its Prospectus. Upon receipt by the shareholders of the liquidation proceeds, shareholders could realize taxable gain or loss for federal income tax purposes if the tax basis in their shares differs from the net asset value of their shares on the Liquidation Date. Any capital gains distributed to shareholders prior to the Liquidation Date will be subject to tax.
Shareholders should consult their tax advisers to determine the federal, state and other income tax consequences of receiving the liquidation distribution with respect to their particular tax circumstances.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL
INFORMATION ABOUT THE TRUST
Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate voting rights. Shareholders may vote via the Internet, or by telephone, by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting.
Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.
In order to hold the Special Meeting, a “quorum” of shareholders must be present. Holders of one-fourth of the total number of Shares of all series and classes entitled to vote at the meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposed Plan of Liquidation. However, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the proposal.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.
In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require a majority of the votes cast and entitled to vote thereon at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. Abstentions and broker non-votes are not counted as votes cast on the question of adjournment.

Federated's Investment in the Fund
In order to ensure an orderly Liquidation, Federated Investors, Inc., or one of its subsidiaries (“Federated”), will invest an initial minimum of at least $5 million in the Fund prior to the Record Date (the “Federated Investment”) to ensure that a quorum can be achieved for the Special Meeting and that 50% of outstanding voting shares will be present and available for a majority vote. Obtaining the required quorum and having a sufficient percentage of outstanding voting securities present to vote on the proposed Plan of Liquidation without the Federated Investment may otherwise prove difficult given that a high percentage of the Fund is held by sweep platforms, which can make securing proxy votes for underlying shareholders difficult.
Federated currently expects (but will not be obligated) to redeem its investment after the Record Date pro rata based on the level of other Fund shareholder redemptions (subject to a $5 million minimum Fund asset level) and it is expected that Federated will be the last shareholder redeemed from the Fund. Federated's management, however, for financial flexibility reasons, reserves the right to redeem Federated's investment in the Fund (other than on pro rata basis) at any time after the Record Date subject to Federated's fiduciary obligation to the Fund and its shareholders.
Federated will “shadow vote” the shares acquired through the Federated Investment. Shadow voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund's other shareholders. Federated will shadow vote its shares immediately prior to the Special Meeting based on the percentage of favorable and unfavorable votes cast at that time. If the vote is not obtained, the Special Meeting will be adjourned until the required vote is achieved. If the Special Meeting can no longer be adjourned, Federated will continue to operate the Fund and work with intermediaries and shareholders to redeem out of the Fund. At any time prior to the Liquidation Date, the shareholders of the Fund, including (after the Record Date) Federated, may redeem their shares pursuant to the procedures set forth in the Fund's Prospectus. If necessary, Federated may re-solicit shareholders. If all shareholders, excluding the Federated Investment, redeem out of the Fund prior to the Record Date, the Fund will be terminated by the unanimous consent of Federated as the sole shareholder.
No Dissenters' Rights or Rights of Appraisal
Under the Plan of Liquidation, the shareholders of the Fund will not be entitled to any appraisal or similar rights in connection with the Liquidation. However, shareholders may redeem their shares of the Fund prior to the Liquidation Date at a price equal to the aggregate of the then current net asset value of their shares in the manner specified in the Fund's current Prospectus.
Share Ownership of the Fund
On the Record Date, the Fund had outstanding, the following number of shares of beneficial interest, respectively (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
TO BE FILED BY AMENDMENT
OTHER INFORMATION
Address of Investment Adviser, Distributor, Administrator and Underwriter
The principal offices of the Adviser (Federated Investment Management Company), the Distributor (Federated Securities Corp.) and the Fund's administrator, Federated Administrative Services, is Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779. The principal office of State Street Bank and Trust Company, the Fund's custodian, transfer agent and dividend disbursing agent is P.O. Box 8600, Boston, Massachusetts 02266-8600.
Auditors
Ernst & Young LLP, an independent registered public accounting firm, serves as an independent accountant and auditor to the Fund. Ernst & Young LLP has no direct or indirect financial interest in the Trust, except for the fees it receives as an auditor and independent public accountant. No representative of Ernst & Young LLP is expected to be present at the Special Meeting.
Interests of Experts and Counsel
No expert or counsel named herein has a substantial interest in the Fund, the Adviser, Federated Securities Corp. (the Fund's distributor), Federated Administrative Services (the Fund's administrator), the Liquidation, or any other transaction contemplated by this Proxy Statement.

Shareholder Meetings and Shareholder Proposals
The Trust is not required, and does not intend to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.
Delivery of Documents to Shareholders Sharing an Address
In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if: (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box; (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding”; and (iii) none of the shareholders in the household have notified the Fund or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “ householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400. If you are a shareholder residing at an address to which one copy of the Proxy was delivered, you may request an additional copy of the Proxy Statement, which the Fund will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling or writing the Fund at the phone number and address provided above.
DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Trustees
John W. McGonigle
Secretary
July 9, 2013

MONEY MARKET OBLIGATIONS TRUST
Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ANNEX A
MONEY MARKET OBLIGATIONS TRUST
Federated Alabama Municipal Cash Trust
Form of Plan of Liquidation
This Plan of Liquidation (“ Plan”) concerns the Federated Alabama Municipal Cash Trust (the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), which is a business trust organized and existing under the laws of the Commonwealth of Massachusetts. The Trust is registered as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Plan is intended to accomplish the complete liquidation of the Fund in conformity with all provisions of Massachusetts law and the Trust's Declaration of Trust.
WHEREAS, the Trust's Board of Trustees, on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund; and
WHEREAS, at a meeting of the Board of Trustees on May 17, 2013, the Board of Trustees considered and approved, subject to requisite shareholder approval being obtained, this Plan as the method of liquidating and terminating the Fund;
NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:
1.	Effective Date of Plan. The Plan shall become effective upon the date of execution by an officer of the Trust. The day of such execution is hereinafter called the “Effective Date.”
2.	Liquidation and Termination. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be liquidated and terminated in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust (“Liquidation Date”).
3.	Cessation of Business. After the Liquidation Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund.
4.	Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund and their rights to receive redemption payments and subsequent distributions shall be fixed on the basis of its shareholdings at the close of business on the Liquidation Date of the Plan. On the Liquidation Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders' interests in the Fund's assets shall not be transferable or redeemable.
5.	Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, any remaining portfolio securities of the Fund shall be converted to cash or cash equivalents. If any illiquid securities remain after the Fund's use of commercially reasonable efforts to dispose of them, the Fund's officers shall dispose of such securities (such disposal may include moving such securities to an unclaimed property account at Custodian) in a manner which permits the Fund to cease operations and wind up its business.
6.	Payment of Debts. As soon as is practicable after the Effective Date, the Fund shall determine and pay, or set aside in cash equivalent, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred on or prior to the date of the liquidating distribution provided for in Section 7, below.
7.	Liquidating Distribution. As soon as practicable after the Effective Date, except not, in any event, any earlier than the day after the date of distribution of the Fund's final capital gain and/or income dividend for the current taxable year, the Fund shall distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund, less an estimated amount necessary to discharge: (a) any unpaid liabilities and obligations of the Fund remaining on the Fund's books; and (b) liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund. The Board of Trustees or any authorized officer of the Trust shall be authorized to set a record date for, and to cause the Fund to make, the payment of a dividend of any undistributed gains and/or income of the Fund, whether as part of the liquidating distribution or otherwise.

Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board of Trustees of the Trust not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board of Trustees or, subject to the direction of the Board of Trustees, the Trust's officers shall deem appropriate.
8.	Certain Tax Matters. The Fund shall take all steps necessary to maintain its qualification as a regulated investment company under subchapter M of title A, chapter 1, of the Internal Revenue Code until the liquidation of the Fund has been completed, including, but not limited to, compliance with applicable diversification tests.
9.	Expenses of the Liquidating Distribution. The Fund shall bear all expenses incurred by the Fund in carrying out this Plan, including any expenses incurred as a result of the disposition of Fund securities.
10.	Power of Board of Trustees. The Board of Trustees, or subject to the Board of Trustees, the officers, shall have authority to do or authorize any or all acts as provided for in the Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.
11.	Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan as maybe necessary or appropriate to effect the marshaling of Fund assets and the complete liquidation and termination of the existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan.
12.	Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.
13.	Records. The Trust shall maintain all records related to this Plan as required by the Act and the rules there under.
14.	No Personal Liability. The obligations of the Trust and the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents of the Trust personally, but shall bind only the property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Plan have been authorized by the Trustees of the Trust on behalf of the Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Declaration of Trust of the Trust.
ADOPTED BY:
MONEY MARKET OBLIGATIONS TRUST,
on behalf of its portfolio, Federated Alabama Municipal Cash Trust
By: ____________________________
Title: ___________________________
Date:___________________________

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 60934N260
Q451630 (7/13)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER NAME

AND ADDRESS HERE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

 2. ONLINE at proxyonline.com using your proxy voting number found below

 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

 4. By PHONE with a live operator when you call toll-free 1-866-745-0268 Monday through Friday 9 a.m. to 10 p.m. Eastern time

VOTING NUMBER

12345678910

Federated Alabama Municipal Cash Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

SEPTEMBER 10, 2013

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Alabama Municipal Cash Trust, a portfolio of Money Market Obligations Trust (the “Trust”), hereby designate and appoint Crystal T. Travanti, George F. Magera, Erin J. Dugan, Maureen A. Ferguson, Cathy Ryan, Heidi Loeffert and Kim Lieb, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on September 10, 2013 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10 a.m. (Eastern Time), and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-745-0268. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

Federated Alabama Municipal Cash Trust

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

FOR	AGAINST	ABSTAIN
☐	☐	☐

1.	PROPOSAL: To approve or disapprove a Plan of Liquidation for the Federated Alabama Municipal Cash Trust (the “Fund”), a portfolio of Money Market Obligations Trust, pursuant to which the Fund would be liquidated and dissolved, and its assets distributed pro rata to the shareholders of the Fund, in complete liquidation and termination of the Fund.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]